NUMBER; 537215

BRITISH
COLUMBIA

                    CERTIFICATE
                        OF
                  CHANGE OF NAME

                   COMPANY ACT


            I Hereby Certify that



           J.P.T. RESOURCES LTD.



           has this day changed its name to



          HORIZON INDUSTRIES LTD.


                Issued under my hand at Victoria, British Columbia
                             on June 07, 1999



                          /s/  John S. Powell

                           JOHN S. POWELL
                        Registrar of Companies
                     PROVINCE OF BRITISH COLUMBIA
                            CANADA



                 FORM 19
               (Section 348)
          PROVINCE OF BRITISH COLUMBIA


                                     Certificate of
                                     Inc. No. 537215

               COMPANY ACT
               -----------

             SPECIAL RESOLUTION


  The following special resolution was passed by the undermentioned Company on the date stated:


NAME OF COMPANY:              J.P.T. RESOURCES LTD.

DATE RESOLUTION PASSED:       JUNE 4, 1999

RESOLUTION:

BE IT RESOLVED AS A SPECIAL RESOLUTION THAT:

1. The name of the Company be changed to HORIZON INDUSTRIES LTD. and that Paragraph 1 of the Memorandum be amended to read as follows:

       1.  The name of the Company is HORIZON INDUSTRIES LTD.

The Memorandum, as altered, is attached hereto as Schedule A.

Certified a true copy the 4th day of June, 1999.


                           (Signature)-------------------
                           (Relationship to Company) Solicitor



SCHEDULE A ATTACHED TO AND FORMING PART OF A SPECIAL RESOLUTION OF J.P.T. RESOURCES LTD. PASSED ON THE 4TH DAY OF JUNE, 1999.

===================================================================

                       COMPANY ACT
                       -----------

                   ALTERED MEMORANDUM

1.  The name of the Company is HORIZON INDUSTRIES LTD.

2. The authorized capital of the Company consists of 100,000,000 Common shares without par value.